Subsequent Event	12 Months Ended
Sep. 30, 2017
Subsequent Event [Abstract]
SUBSEQUENT EVENT

NOTE 23. SUBSEQUENT EVENT

As of January 26, 2018, the related companies had repaid a total of $6,986 thousand to the Company, the balance of current portion and non-current portion of due from related companies was nil after the repayments.

On January 25, 2018, the Company executed an Asset Exchange Agreement (“AEA”) with C Media Limited, a corporation organized under the laws of the Cayman Islands (“C Media”), whereby the Company agreed to purchase all the capital stock and equity interests of LK Technology Ltd, together with its wholly-owned subsidiaries MMB Limited and Mobile Media (China) Limited and all respective subsidiaries from C Media in exchange for (i) 185,412,599 ordinary shares of the Company, par value $0.01 per share (“Ordinary Shares”), (ii) 1,000,000 preferred shares of Kingtone (“Preferred Shares”) and (iii) all issued and outstanding capital stock or equity interests of the Company’s subsidiary, Topsky Info-Tech Holdings Pte Ltd., and its wholly-owned subsidiary Xi’an Softech Co., Ltd., including all entities effectively controlled by Xi’an Softech Co., Ltd. through contractual arrangements and variable business entities.

In order to consummate the contemplated transactions described above, the Company must obtain shareholders’ consent (i) to authorize 1,000,000 Preferred Shares, (ii) to authorize additional Ordinary Shares so that total authorized Ordinary Shares is equal to 250,000,000 shares, (iii) to list such Ordinary Shares on NASDAQ, and (iv) to approve the transactions contemplated in the Asset Exchange Agreement. Additionally, NASDAQ must approve the contemplated transactions prior to consummation thereof. C Media has the right to terminate the AEA if the closing has not occurred (other than through the failure of C Media to comply fully with its obligations under the AEA) on or before July 31, 2018.